UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2026

Date of Report (Date of earliest event reported)

JAB Acquisition Corp I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43341	41-2462795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Sylvan Avenue Suite 2230 Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 899-4470

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one redeemable warrant and one right to receive one-fourth (¼th) of one Class A ordinary share	JABRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JAB	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share	JABRW	The Nasdaq Stock Market LLC
Rights to receive one-fourth (¼th) of one Class A ordinary share	JABRR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on June 11, 2026 (the “Closing”), JAB Acquisition Corp I (the “Company”) consummated its initial public offering (“IPO”), which consisted of 17,250,000 units, including 2,250,000 units (the “Units”) issued and sold pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment), and one right of the Company (each, a “Right”) to receive one-fourth (¼th) of one Class A ordinary share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000.

As previously disclosed, simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 260,000 units (the “Private Units”) to the Sponsor, at a price of $10.00 per Private Unit, generating total proceeds of $2,600,000. Each Private Unit consists of one Class A Ordinary Share, one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment), and one right to receive one-fourth (¼th) of one Class A ordinary share upon the consummation of an initial business combination. In connection with the exercise of the over-allotment option, no additional Private Units were sold and no incremental underwriting expense was incurred.

An audited balance sheet reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2026

JAB Acquisition Corp I

By:	/s/ Joshua Jagid
Name:	Joshua Jagid
Title:	Chief Executive Officer

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